Other Operating Income And Expenses	6 Months Ended
Jun. 30, 2024
Analysis of income and expense [abstract]
Other Operating Income and Expenses

B.15. OTHER OPERATING INCOME AND EXPENSES
Other operating income amounted to €617 million in the first half of 2024 (versus €617 million in the first half of 2023), and Other operating expenses to €2,010 million (versus € 1,422 million in the first half of 2023).
The main items included in Other operating income were: in the first half of 2024, (i) income from pharmaceutical partners of €118 million (versus €160 million in the first half of 2023), of which €96 million came from Regeneron (versus €102 million in the first half of 2023, see table below) and (ii) gains on disposals of assets and operations of €389 million, primarily on divestments of non strategic products (versus €413 million in the first half of 2023).
Other operating expenses for the first half of 2024 included €1,841 million of expenses related to Regeneron (compared with €1,423 million in the first half of 2023), as shown in the table below.

(€ million)	June 30, 2024 (6 months)	June 30, 2023 (6 months)	December 31, 2023 (12 months)
Income & expense related to profit/loss sharing under the Monoclonal Antibody Alliance	(1,934)	(1,449)	(3,321)
Additional share of profit paid by Regeneron towards development costs	389	291	668
Reimbursement to Regeneron of selling expenses incurred	(292)	(260)	(543)
Total: Monoclonal Antibody Alliance	(1,837)	(1,418)	(3,196)
Other (mainly Zaltrap and Libtayo)	92	97	217
Other operating income/(expenses), net related to Regeneron	(1,745)	(1,321)	(2,979)
of which amount presented in “Other operating income”	96	102	227